                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 14, 2003
                                                         ----------------

                                SIPEX CORPORATION
                                -----------------
               (Exact name of registrant as specified in charter)

      Massachusetts                 000-27892                       95-4249153
  ---------------------         ------------------           -------------------------
(State of incorporation)     (Commission file number)    (IRS Employer Identification No.)


 233 South Hillview Drive, Milpitas CA                       95053
 -------------------------------------                       -----
(Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (408) 934-7500
                                                           --------------
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

      99.1 Press release dated October 14, 2003 announcing expected revenue for the fiscal quarter ended September 28, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

            On October 14, 2003, SIPEX Corporation (the "Registrant") issued a press release announcing expected revenue for the fiscal quarter ended September 28, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIPEX CORPORATION
                                      (Registrant)


Dated:  October 21, 2003              By:      /s/ Phillip A. Kagel
                                           -------------------------------------
                                           Phillip A. Kagel
                                           Senior Vice President, Finance,
                                           Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

          Exhibit
          Number
          ------
          99.1 Press release dated October 14, 2003 announcing expected revenues for the fiscal quarter ended September 28, 2003.


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